Exhibit 10.8

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

ANNUAL PARTICIPATION AGREEMENT

THIS AGREEMENT, effective January 1, 2005 by and between

BOARD OF SUPERVISORS OF LOUISIANA STATE UNIVERSITY

AND AGRICULTURAL AND MECHANICAL COLLEGE,

a constitutional entity existing under the laws of the State of Louisiana (hereinafter “LSU”), herein acting on behalf of the Louisiana Business and Technology Center (hereinafter “LBTC”) and First Responder Systems and Technology, L.L.C., TIN 72-1505839 (hereinafter “Participant”) who agree as follows:

W I T N E S S E T H

1. SERVICES TO BE PROVIDED TO PARTICIPANT BY LSU

In consideration of payment by Participant to LSU of the fees set forth hereinafter, Participant shall become a participant in the LBTC, and LSU hereby agrees to the following:

(a)	LSU shall provide Participant with facility space, the location of which to be determined by LBTC. The facility space assigned shall be Building (D) Room 124/124A, 124B/124C, subject to re-assignment in the sole discretion of LBTC (hereinafter sometimes referred to as facility space and/or premises).

(b)	LSU shall provide to Participant, at Participant’s expense, access to local and long distance telecommunications services; charges for same shall be established by the LSU Office of Telecommunications and billed to Participant.

(c)	LSU shall provide to Participant two parking spaces for Participant’s use. Parking by Participant is subject to Participant’s compliance with all LSU Public Safety rules and regulations. In LSU’s sole discretion, other spaces may be available to Participant at Participant’s expense.

(d)	LSU shall provide to Participant, at Participant’s expense, reasonable use of a facsimile machine, word processing equipment, and secretarial support, and Participant shall pay all charges for same as described in the LBTC Tenant Policy Manual.

ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

(e)	At its sole discretion, LSU may allow Participant to use furniture, fixtures & equipment when available.

(f)	LSU shall provide routine janitorial service to Participant. Extraordinary cleaning or janitorial services may be provided by LSU, in its sole discretion, at Participant’s expense.

(g)	LSU shall provide ordinary utilities to Participant. Extraordinary utility costs shall be paid by the Participant.

2. FEES

In consideration of those services provided by LSU to Participant in Section 1, Participant shall pay to LSU the following fees:

(a)	RENT: Participant shall pay annual rent in the sum of $10,200.00 payable in equal monthly payments of $850.00 each in advance, on the first day of each calendar month. If a monthly payment is not received on or before the 5th of the month, a late fee of 10% of the monthly rental amount will be assessed;

(b)	TELECOMMUNICATION CHARGES: Participant shall pay for telecommunications services and equipment at rates established by the LSU Office of Telecommunications. Charges are payable to the LBTC after invoice for same and in accordance with the regulations and directions of the LSU Office of Bursar Operations. Any account which is over thirty (30) days past due may result in the suspension of telephone service. A fee, to be determined by the LSU Office of Telecommunications, shall be charged to Participant for restoration of suspended service;

(c)	OTHER SERVICE CHARGES: charges for other services as outlined in the LBTC Tenant Policy Manual and/or reference herein shall be paid by Participant to LSU upon receipt of invoices for same. Other service charges owed to LSU over thirty (30) days past due are a default of this agreement; and

(d)	NSF CHARGES: a $75 NSF Fee will be assessed to Participant for any checks payable to LSU or LBTC returned unpaid for any reason.

ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

3. TERM

The term of this agreement is (12) months, commencing January 1, 2005 and ending December 31, 2005. Any changes to the term of this agreement must be agreed to in writing between parties.

4. RENEWAL

If Participant desires to renew this Agreement for a term of twelve (12) additional months, it must provide LSU with a written request, thirty (30) days prior to the expiration of this Agreement, which renewal is solely in the discretion of LSU and conditional upon written acceptance by LSU prior to the expiration of this Agreement and payment by Participant of all sums then due and owing by Participant to LSU pursuant to this Agreement or otherwise. Rent for any additional term shall be determined by LSU.

5. TERMINATION OF PARTICIPATION AGREEMENT

LSU reserves the right to terminate this Agreement with Participant at anytime, for any reason, provided LSU gives Participant a thirty (30) day written notification.

If this Agreement is terminated, LSU shall be entitled to recover from Participant the stipulated sums up to and including the date of actual surrender of the premises to LSU.

6. SECURITY DEPOSIT

To secure the faithful performance by Participant of all of the terms, conditions and obligations of this Agreement, Participant has given LSU a security deposit in the amount of five hundred dollars ($500.00), which deposit or any portion thereof may be applied to the curing of any default of Participant hereunder. Should Participant faithfully perform all of the conditions of this Agreement, the deposit, or any remaining balance thereof, less any deductions, including but not limited to those for repairs to or cleaning of the Participant’s facility space shall surrender of same to LSU, shall be returned to Participant, without interest.

ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

7. CARE AND USE OF FACILITIES

Participant’s LBTC premises are provided to Participant for the purpose of carrying on therein the business of First Responder Systems and Technology, L.L.C. and for any legitimate and related business purpose of Participant and for no other purposes. Participant shall comply with all health, safety, environmental and other ordinances and laws now existing or to be enacted, and the rules and regulations established or to be established by LSU. Participant shall remain and keep the facility space and all LBTC premises in a neat, clean and orderly condition, as a prudent administrator, during the term of this Agreement, or any extension thereof, and shall not cause damage to or defacement of same. At the termination of this Agreement, whether by expiration or termination, Participant shall, without further notice, actually deliver all of the keys to the facility space, all of the parking access cards and permits issued to Participant, and furniture and fixtures assigned to the Participant and the LBTC, deliver possession of said facility space and appurtenances to LSU, clean the facility space such that it is free from trash and in the original condition as received (save and except any alterations, additions and improvements consented to in writing by LSU as provided herein), reasonable wear and tear accepted. Participant shall not cause an increase in the fire or hazard insurance premiums by Participant’s use of the facility space or any LBTC premises. Participant shall not conduct any unlawful trade, occupation or operation.

ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

8. ALTERATIONS OR IMPROVEMENTS

Participant shall not make or allow to be made any alterations, modifications or improvements in and to the faculty space or the LBTC premises without first obtaining the written consent of LSU. Such consent must be obtained from LSU’s Office of Facility Services through the Executive Director of the LBTC. Any and all such alterations, modifications, or improvements made by or through Participant shall become the property of LSU and shall be surrendered to LSU at the termination or expiration of the Agreement or any extensions or renewals thereof without compensation. Any such alterations, modifications or improvements shall not impair the safety or the appearance of the facilities and shall be made according to all applicable laws, ordinances, regulations and policies, including but not limited to those of the LSU Board of Supervisors and LSU’s Office of Facility Services. At the termination of this Agreement, if LSU directs by written notice to Participant, Participant, at its sole expense, shall promptly remove any additions and/or restore any modifications or improvements designated by LSU and repair any damage caused by removal and restore the premises to their original condition.

Participant agrees to pay promptly all sums allegedly due and payable for any work, labor or services performed or materials supplied to the premises and to have canceled immediately, by posing bond or otherwise, any lien or encumbrance placed on the property of LSU as a result of any work authorized or allowed by Participant. Participant shall immediately and hold LSU harmless from any and all claims, liens, or costs (including attorney’s fees), which arise from any work authorized or allowed by Participant.

ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

9. SIGNS

Participant shall not display, inscribe, paint or affix on the inside or outside of the LBTC premises any sign, picture, advertisement or notice except such signs or notices of such size, color and style as LSU shall determine may be inscribed, painted or affixed on the LBTC premises or the LBTC building. Participant shall not otherwise mark, paint, drill into or in anyway alter the windows, doors, walls, ceiling, partitions or floors of the LBTC building or premises, without the prior written consent of LSU.

10. MAINTENANCE

LSU shall maintain the structure of the premises, but shall not be responsible for damages to persons or property caused by any vices or defects of the LBTC premises or the consequences thereof, except in the case of failure to remedy such defect within forty-five days after having received written notice from Participant of such defects. LSU shall not be obliged to make any repairs caused by the fault, negligence, acts or omissions of Participant or those of Participant’s agents, employees, or visitors, and LSU shall not be liable for any damages caused thereby, and any such repairs shall be made at the sole expense of Participant.

If the premises are substantially damaged so as to render them unfit for occupancy, then LSU within thirty (30) days from the date of the fire or casualty, shall have the option, in addition to any other rights that LSU may have, upon giving the Participant timely written notice, either: (a) to terminate this Agreement, or (b) inform Participant that LSU will repair the premises.

If Participant fails care for the premises, fixtures and equipment as a prudent administrator and keep them in good repair, LSU shall have the option, after fifteen (15) days’

ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

written notice to Participant, to do such maintenance or repair work, or to make such replacements as may be required. Any sums paid or expenses by LSU relative to same shall be paid by Participant after being invoiced for same as other service charges.

11. INSURANCE

Participant shall, during the entire term hereof, keep in full force and effect a policy or policies of public liability, property damage, and fire insurance, acceptable to LSU, with respect to the facility space, and the business and operations of Participant in and about the premises, with combined single limits of public liability of not less than five hundred thousand ($500,000) dollars issued by a solvent insurance company acceptable to LSU and authorized to do business in the State of Louisiana. Such policy or policies may be subject to reasonable deductibles not to exceed $1,000.00 per occurrence. LSU shall be named as an additional insured on said policies and will be provided a 30 day notification of any policy cancellations, nonpayment of premiums, or policy alterations by the insurance company.

Participant shall carry an Employer’s Liability and Workmen’s Compensation Liability Insurance policy for full coverage and protection against liability to employees.

Prior to the commencement of this Agreement, and at any other time demanded by LSU, Participant shall furnish certificates of all insurance policies required pursuant to this Agreement, which policies shall be issued to Participant and/or LSU as their interests may appear, together with a certification to LSU that all such insurance is in force and will not be canceled or otherwise changed or modified during the term of this Agreement or any extension and/or renewal thereof without notifying LSU in writing ten (10) days in advance of such contemplated cancellation or modification. The obligation of Participant to provide the insurance required

ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

hereunder shall be considered as additional sums due and upon failure to provide such insurance after five (5) days’ written notice has been given to Participant concerning such failure, LSU shall have the right, but not the obligation to provide the requisite insurance at the cost and expense of Participant, and all amounts paid by LSU for premiums on such insurance shall be considered as additional rent.

LSU and Participant waive any rights or claims against each other for property damage only sustained by acts which may be covered under any of LSU’s or Participant’s insurance coverage and waive any right of subrogation against each other under any insurance policy. Participant shall cause its insurance carriers to waive all such rights.

Any insurance carried by LSU shall be in addition to that required to be carried by Participant and in event of dual coverage, LSU’s insurance shall be considered as excess coverage.

12. LIABILITY AND INDEMNITY

Participant, as the occupant of the premises, agrees to hold LSU harmless from any responsibility or liability whatsoever for damages to any person whomsoever or to the property of Participant or any other who derives his right to be thereon from the Participant arising from the condition or upkeep and maintenance of the premises and, pursuant to the provisions of Louisiana Revised Statutes 9:3221, Participant expressly releases LSU from any and all liability for injuries or damages caused by any vice or defect of the premises to any occupant or to anyone on the premises who derives his right to be thereon from the Participant. Participant expressly assumes all such liability, and assumes responsibility for the condition of the premises and agrees to protect, indemnify, and save and hold LSU harmless from and against any and all

ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

claims, demands and lawsuits filed by anyone not a party to this Agreement, including claims for damages to property and for injury to or death of persons caused by, arising out of, or in any way connected with Participant’s use of the premises or other property of LSU.

Participant agrees to pay LSU for any and all damages sustained by LSU, including damages to LSU’s property, caused by, arising out of, or in any way connected with Participant’s use of the facility space or any other property of LSU.

Participant agrees that LSU shall not be liable to Participant, its successor or assigns, for any damages or loss sustained by Participant arising out of or in any way connected with Participant’s use of the facility space or any other property of LSU, regardless of the cause of such loss or damage, and including loss or damage which was caused or contributed to by any fault of LSU, or anyone for whom LSU may be responsible. Nothing contained herein shall in any way be construed to lessen the insurance coverage provided for in this Agreement or to negate any waiver of subrogation contained in this Agreement.

13. SUCCESS OR FAILURE OF PARTICIPANT’S BUSINESS

Participant specifically recognizes and acknowledges that the business venture to be undertaken by Participant depends upon the ability of Participant as an independent business person, as well as other factors, such as market and economic conditions, all of which are beyond the control of LSU. Participant acknowledges that success or failure of Participant’s business enterprise will be dependent on the business acumen and diligence of Participant. Participant agrees that success or failure of Participant’s business will not depend on LSU’s performance under this Agreement or any other agreement with LSU, and LSU makes no representations or warranties as to the growth or success of Participant’s business. LSU shall have no liability to Participant whatsoever for the success or failure of Participant’s business including but not limited to any consequential or incidental damages to Participant or to any other person or entity.

ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

14. ASSIGNMENT

Participant shall not sublease, assign, or transfer this Agreement, in whole or in part, nor grant to anyone the use, possession or occupancy of any portion of the premises without prior written consent of LSU, and any consent to a sublease or transfer of the Agreement, in whole or in part, shall not relieve Participant of its obligations hereunder.

15. DEFAULT

The occurrence of any of the following at any time after the commencement of the term of this Agreement shall be an event of default under this Agreement and Participant waives any putting in default except as specifically set forth in subparagraph (a) below:

(a)	Should Participant abandon or discontinue the use of the premises for the purposes stated herein, or fail to comply with any of the other terms, provisions, covenants, or stipulations of this Agreement, or fail to pay any of the monthly installments timely or to make any other payments required by this Agreement; and such failure or violation shall have continued for period of thirty (30) days after Participant shall have received written notice at its office address herein designated, to cure such violation or failure;

(b)	Should participant become insolvent, fail to pay any debt when due, file a voluntary petition for relief under or pursuant to any Chapter within Title 11 United States Code, in or with any court of the United States, or should proceedings be instituted or a petition filed against Participant looking to the appointment of a receiver or syndic or seeking an order for relief pursuant to 11 USC Section 303, to place Participant in involuntary bankruptcy;

(c)	Should Participant make an assignment for the benefit of creditors;

(d)	Should Participant suffer its interest in this Agreement or any portion of the facility space or LBTC premises to be seized, attached or otherwise taken or encumbered under any writ, claim or lien;

ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

(e)	Should destruction, damage or defacement occur to the premises or any other property of LSU by the actions, omissions or fault of Participant;

(f)	Should Participant fail to cure immediately any potentially hazardous condition which Participant has created or allowed after ten (10) days written notice from LSU;

(g)	Should Participant abandon or fail to operate its business from the facility space; or

(h)	Should Participant breach any of its obligations to LSU or LBTC pursuant to this Agreement or otherwise.

Upon the occurrence of any event of default, LSU may, at its sole option, at any time thereafter, but only during the continuance of such event of default, either:

(a)	Declare and make, by written notice of to Participant, all sums due under this Agreement or any part of the unpaid sums immediately due and payable, or proceed one or more times for past due installments without prejudicing LSU’s rights to proceed later for any sums for the unexpired term;

(b)	Terminate this Agreement by written notice to Participant, collect rent accrued to the date of surrender of the facility space, provided that no such termination of this Agreement shall relieve Participant of its liability and obligations under this Agreement incurred prior to such termination, and reenter and relent the premises.

(c)	Recover from Participant all unpaid sums under this Agreement, as well as any additional sums provided for by law, including attorney’s fees or as otherwise provided in this Agreement, for which Participant is liable or for which Participant has agreed to indemnify LSU under the provisions of this Agreement.

(d)	Exercise any other right or remedy provided to LSU by law and/or pursuant to the Agreement.

LSU shall have the right to sue for accrued fees in the same proceedings with any other demand it is entitled to make. Any default or delinquency on the part of Participant or any failure of LSU to exercise any option above given LSU or the exercise by LSU of the right to sue for any accrued rent, shall not bar or abridge the right of LSU to exercise any of said options upon any subsequent delinquency or default or to insist thereafter upon a strict compliance with said provisions, and nothing herein shall impair any other or additional right or remedy not in conflict with the foregoing provisions which LSU may have by law or in equity.

ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

In addition, as provided herein, LSU shall have the right, at LSU’s sole option, to correct any default by Participant and charge Participant for any and all costs incurred by LSU relative to same; and Participant agrees to reimburse LSU for such charges, including attorney’s fees, within ten (10) days from receipt of written demand from LSU.

In the event LSU employs an attorney-at-law to effect collection of sums due hereunder or to enforce any of Participant’s obligations hereunder, Participant shall pay all costs of collection and/or enforcement and reasonable attorney’s fees of LSU’s counsel of choice engaged for that purpose.

16. SURRENDER OF PREMISES BACK TO LSU

Should the Agreement be declared terminated or upon expiration of its term, Participant shall surrender the premises to LSU immediately, hereby waiving any notice of eviction. If LSU terminates this Agreement, as provided above, LSU may assign the facility space to another at its discretion or make any use of the premises it so desires.

17. END OF TERM

Participant shall surrender the facilities at the end of this Agreement in good order and condition except for reasonable wear and tear. Participant shall follow guidelines outlined in the LBTC Tenant Policy Manual for exiting and returning the premises at the end of this agreement.

18. HOLDING OVER

Should Participant hold over after the term of this Agreement expires, with LSU’s written approval, this Agreement shall continue on a month-to-month basis for a monthly rent of one hundred twenty five percent of the prior month’s installment of Rent and upon all of the terms and conditions specified in this Agreement.

ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

19. RELATIONSHIP OF LSU AND PARTICIPANT

Participant shall not use any trademark, service mark, trade name or other indicia of LSU, nor shall Participant hold itself out as having any business affiliation with LSU without having specific written agreement from the Office of the Vice Chancellor for Finance and Administrative Services of LSU, and upon cause shall issue public disclaimers to that effect. It is not the intent of this Agreement that Participant shall gain any advantage for soliciting and selling any goods or services to LSU employees and students. Participant is specifically prohibited from such direct solicitation and sale on any LSU property, by means of LSU Campus Mail, LSU campus telephones or otherwise. This Agreement does not create a partnership, joint venture or any other implied or inadvertent relationship between the parties.

20. WAIVER

No waiver by LSU or its successors or assigns, of any breach of any of the obligations or conditions herein contained to be performed by Participant, shall be construed as a waiver of any succeeding breach of the same or any other obligation or condition of this Agreement.

21. SALE

LSU may sell or transfer the premises, subject to this Agreement, or may assign this Agreement, and in either of said events all of the provisions of this Agreement as to the rights and obligations of LSU shall thereupon apply to such purchaser or assignee, and LSU shall thereupon be divested of all rights and be released from all obligations to Participant hereunder.

ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

22. RIGHT OF ENTRY AND INSPECTION

LSU and LSU’s agents shall have the right at all times to enter the facility space, by pass key or otherwise, to examine same, or to make repairs, additions or alterations as may be necessary for the safety, betterment, improvement and/or preservation thereof, or of the building, or to show the premises for other purposes. LSU reserves and shall have the right and power to prescribe weight limits and position of objects located within the premises in order to distribute the weight properly so that no damage is done from overloading.

23. NOTICES

All notices to LSU and Participant shall be sent registered or certified mail or hand delivered to each party’s address as follows:

UNIVERSITY:	Executive Director Louisiana Business & Technology Center Louisiana State University South Stadium Drive Baton Rouge, Louisiana 70803-6100

Participant	First Responder Systems & Technology, L.L.C. Louisiana Business and Technology Center Louisiana State University South Stadium Drive Baton Rouge, Louisiana 70803-6100

INDIVIDUAL GUARANTOR(s):	Matthew Butler George Lane Walter Monsour

Notice to the above addresses shall be sufficient for any reason unless a change of address has been sent by certified mail. All matters which must be approved by LSU and all items which must be delivered to LSU shall be processed through the LBTC Executive Director, who shall be the LSU Coordinator for this project.

ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

24. GUARANTY

First Responder Systems and Technology, L.L.C. individually, in solido, with Participant, guarantee the timely performance of each and every term, covenant, condition and obligation contained in this Agreement, including but not limited to, the timely payment of all sums due hereunder, and shall be liable for the attorney’s fees, costs and expenses of collection should LSU employ an attorney at law to enforce any provisions of this Agreement.

25. PLANNING EXERCISES

Participant shall complete an initial planning exercise within six (6) months of entering into this Agreement. The planning exercise is outlined in the LBTC Tenant Policy Manual. The Participant also agrees to take part in an annual planning exercise conducted by the LSU Small Business Development Center.

26. ENTIRE AGREEMENT, ETC.

This Agreement contains the entire understanding between the parties hereto and shall not be modified in any manner except by instrument in writing signed by or on behalf of the parties hereto and no agreement or representation, verbal or otherwise, made by LSU or Participant, shall be binding on either party unless incorporated in this Agreement. The covenants, warranties and obligations contained herein shall inure to the benefit of and be binding upon the heirs, administrators and assigns of the respective parties. The obligations of all persons or entities referred to herein as Participant shall be in solido. This Agreement shall be interpreted under the laws of the State of Louisiana. If any revision of this Agreement shall be invalid, the remainder of this Agreement shall not be affected thereby. This Agreement supercedes and replaces all prior agreements between the parties whether written or oral.

[The remainder of this page is intentionally left blank.]

ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

THUS DONE, READ AND SIGNED in duplicate originals, on the date first above written, in the presence of the undersigned competent witnesses who have hereunto signed their names with the parties hereto.

RECOMMENDED:

WITNESSES AS TO LBTC

		/s/ Charles F. D’Agostino	Date: 4/13/05
Charles F. D’Agostino
Executive Director
Louisiana Business & Technology Center

RECOMMENDED:

WITNESSES AS TO LSU

Date:
Vice Chancellor for Finance and Administrative Services
Board of Supervisors of Louisiana State University and
Agriculture and Mechanical College

PARTICIPANT:	First Responder Systems and Technology, L.L.C.

WITNESS AS TO PARTICIPANT:

	By:	/s/ Jos. A. Roccaforte, Jr.	Date:
Joseph A. Roccaforte, Jr., Chairman and CEO
First Responder Systems and Technology, L.L.C.

INDIVIDUAL GUARANTOR(S):	By:		Date:
Matthew Butler
Individually

	By:		Date:
George Lane
Individually

	By:		Date:
Walter Monsour
Individually

Exhibit 10.8

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

AMENDMENT TO THE ANNUAL PARTICIPATION AGREEMENT

This AMENDMENT to that certain ANNUAL PARTICIPATION AGREEMENT dated January 1, 2005 by and between the BOARD OF SUPERVISORS OF LOUISIANA STATE UNIVERSITY AND AGRICULTURAL AND MECHANICAL COLLEGE, a constitutional entity existing under the laws of the State of Louisiana (hereinafter “LSU”), herein acting on behalf of the Louisiana Business & Technology Center (hereinafter “LBTC”) and First Responder Systems and Technology, L.L.C. TIN 72-1505839 (hereinafter “Participant”).

WHEREAS, the parties wish to amend certain terms of the ANNUAL PARTICIPATION AGREEMENT; and

WHEREAS, certain terms and other conditions not otherwise set forth or defined here are defined in the ANNUAL PARTICIPATION AGREEMENT;

THEREFORE, the parties agree as follows:

1.	NAME CHANGE

First Responder Systems and Technology, L.L.C. (TIN 72-1505839) has restructured and changed it name to First Responder Systems and Technology, Inc. (TIN 84-1687459), August 2005, which has assumed all rights and responsibilities associated with First Responder Systems and Technology L.L.C.’s participation in the LBTC’s Business Incubation Program.

2.	SERVICES TO BE PROVIDED TO PARTICIPANT BY LSU

A. Description of Property

The physical description has been changed to reflect the new location of the tenant participating in the LBTC Business Incubation Program out at the LSU South Campus location. LSU shall provide Participant with facility space, the location of which to be determined by LBTC. The facility space assigned shall be LBTC, LSU South Campus, 8000 GSRI Rd, Building 3000, Rooms 213, 214, 215, 216, 217, 218, 219, 220, 221, 222, 223, 225, 226 & 227, subject to re-assignment in the sole discretion of LBTC (hereinafter sometimes referred to as facility space and/or premises). This office space consists of approximately 2,619 square feet of an available 5,000 square feet.

1

AMENDMENT to the ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

3.	FEES

A. Rent

In consideration of those services provided by LSU to Participant in Section 1 of the ANNUAL PARTICIPATION AGREEMENT, Participant shall pay to LSU the following fees:

RENT:    participation shall pay annual rent in the sum of $10,200.00 payable in equal monthly payments of $850.00 each in advance, on the first day of each calendar month. If a monthly payment is not received on or before the 5th of the month, a late fee of 10% of the monthly rental amount will be assessed;

Upon January 1, 2006, LBTC anticipates renewing the ANNUAL PARTICIPATION AGREEMENT with First Responder Systems and Technology, Inc. for another term of 12 months with the right to renew the agreement. Participant will pay annual rent in the approximate sum of $22,261.50 payable in equal monthly payments of $1,855.13 each in advance on the first day of each calendar month. If monthly payment is no received on or before the 5th of the month, a late fee of 10% of the monthly rental amount will be assessed.

4.	ENTIRE AGREEMENT

This AMENDMENT, together wit the ANNUAL PARTICIPATION AGREEMENT contains the entire understanding between the parties hereto and shall not be modified in any manner except by instrument in writing signed by or on behalf of the parties hereto and no agreement or representation, verbal or otherwise, made by LSU or Participant, shall be binding on either party unless incorporated in this Agreement. The covenants, warranties and obligations contained herein shall inure to the benefit of and be binding upon the heirs, administrators and assigns of the respective parties. The obligations of all persons or entities referred to herein as Participant shall be in solido. This Agreement shall be interpreted under the laws of the State of Louisiana. If any revision of this Agreement shall be invalid, the remainder of this Agreement shall not be affected thereby. This Agreement supercedes and replaces all prior agreements between the parties whether written or oral.

2

AMENDMENT to the ANNUAL PARTICIPATION AGREEMENT

PARTICIPANT: First Responders Systems and Technology L.L.C.

PARTICIPATION AGREEMENT TERM: 2005

THUS DONE, READ AND SIGNED in duplicate originals, on the date first above written, in the presence of the undersigned competent witnesses who have hereunto signed their names with the parties hereto.

RECOMMENDED:

WITNESSES AS TO LBTC

	/s/ Charles F. D’Agostino		Date:	9/28/05
Charles F. D’Agostino
Executive Director
Louisiana Business & Technology Center

RECOMMENDED: WITNESSES AS TO LSU

	/s/ Jerry J. Baudin		Date:	9/28/05
Vice Chancellor for Finance and Administrative Services
Board of Supervisors of Louisiana State University and
Agriculture and Mechanical College

PARTICIPANT: WITNESS AS TO PARTICIPANT:	First Responder Systems and Technology, L.L.C.

	By:	/s/ Jos. A. Roccaforte	Date:	9/28/05
Joseph A. Roccaforte
First Responder Systems and Technology, Inc.

INDIVIDUAL GUARANTOR(S):	(Name)

	By:	N/A	Date:
Individually

3